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                                                                      EXHIBIT 10

                **NOTE: PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF
   REGULATION S-K, THIS IS A SCHEDULE OF MATERIAL DETAILS OF VARIOUS WARRANTS
           THAT DIFFER FROM EXHIBIT 3 TO THIS AMENDED SCHEDULE 13D**

                              SCHEDULE OF WARRANTS

        The following schedule of details of various warrants is provided in accordance with Instruction 2 to Item 601 of Regulation S-K. A total of seven
(7) warrants substantially identical in all material respects to the warrant dated January 30, 2001, filed as Exhibit 3 to this Amended Schedule 13D, except with respect to the details provided in the table below, have been issued as follows:

--------------------- ------------------- ----------------- ------------------ ------------------
                      EFFECTIVE DATE OF                     INITIAL EXERCISE    EXERCISE PRICE
 HOLDER OF WARRANT         WARRANT        EXPIRATION DATE         PRICE             FIGURE
--------------------- ------------------- ----------------- ------------------ ------------------
Interprise            March 1, 2001       March 1, 2006           $1.00            $10,000
Technology
Partners, L.P.
("ITP")
--------------------- ------------------- ----------------- ------------------ ------------------
David R. Parker       March 30, 2001      March 30, 2006          $1.00            $30,000
--------------------- ------------------- ----------------- ------------------ ------------------
ITP                   March 30, 2001      March 30, 2006          $1.00            $30,000
--------------------- ------------------- ----------------- ------------------ ------------------
ITP                   April 6, 2001       April 6, 2006           $1.00             $3,000
--------------------- ------------------- ----------------- ------------------ ------------------
David R. Parker       April 12, 2001      April 12, 2006          $0.50            $15,000
--------------------- ------------------- ----------------- ------------------ ------------------
ITP                   April 12, 2001      April 12, 2006          $0.50         $1,181,500
--------------------- ------------------- ----------------- ------------------ ------------------
David R. Parker       May 10, 2001        May 10, 2006            $0.50            $20,000
--------------------- ------------------- ----------------- ------------------ ------------------


        The "Initial Exercise Price" set forth in the table above is a dollar figure used in determining the number of shares of common stock ("COMMON STOCK") of World Commerce Online, Inc. issuable upon the exercise of the applicable warrant, as used in the calculations set forth in Sections 1(d)(i)(A), 1(e)(ii)(C) and 1(e)(ii)(D).

        The "Exercise Price Figure" set forth in the table above is a dollar figure used in determining (1) the number of shares of common stock ("COMMON STOCK") of World Commerce Online, Inc. issuable upon the exercise of the applicable warrant, as used in the calculations set forth in Sections 1(e)(i), 1(e)(ii)(C) and 1(e)(ii)(D), and (2) the number by which the shares of Common Stock issuable upon exercise of the applicable warrant shall be increased upon certain issuances of additional shares of Common Stock, as used in the calculation set forth in Section 7(d).


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        The warrants with effective dates of March 1, 2001, March 30, 2001, and
April 6, 2001, include provisions related to the adjustment of the exercise price as follows:

        "(f)   Special Adjustments.

               (i) Prior to the earlier of a Qualified Investment or September 30, 2001, if the Company issues any warrants for warrant shares of identical classes as the Warrant Shares in connection with a loan to the Company (the "SUBSEQUENT WARRANTS") that provide for an exercise price per warrant share that is lower than the Exercise Price set forth in Section 1(d) herein, the Exercise Price will be reduced to the Exercise Price in such Subsequent Warrants.

               (ii) As described in the foregoing subsections of Section 1(e), the number of Warrant Shares is initially calculated from a fraction (a) the numerator of which is the Loan Ratio (as hereinafter defined) multiplied by the Loan Amount (as hereinafter defined) and (b) the denominator of which is the Exercise Price. The Loan Amount is the principal amount as set forth in the Loan Agreement by and between the Company and the holder dated as of the date hereof. The Loan Ratio is Twenty Percent (20%) (the "LOAN RATIO"). In the event that Subsequent Warrants provide for a Loan Ratio that is greater than Twenty Percent (20%), the Loan Ratio herein will be increased to an amount equal to the Loan Ratio in such Subsequent Warrants."

        The warrants with the effective date of April 12, 2001, include the following provision related to the Loan Ratio:

        "(f)  Special Adjustments.

               (i) As described in the foregoing subsections of Section 1(e), the number of Warrant Shares is initially calculated from a fraction (a) the numerator of which is the Loan Ratio (as hereinafter defined) multiplied by the Loan Amount (as hereinafter defined) and (b) the denominator of which is the Exercise Price. The Loan Amount is the principal amount as set forth in the Loan Agreement by and between the Company and the holder dated as of the date hereof. The Loan Ratio is Ten Percent (10%) (the "LOAN RATIO")."



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